UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 18, 2017

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 18, 2017, the Board of Directors of Ameris Bancorp (the “Company”) amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”) to change the mandatory retirement age for the Company’s directors from 70 years to 75 years. Under the revised provision, as set forth in Article III, Section 2(a) of the Amended and Restated Bylaws, each director is required to retire at the annual meeting of the Company’s shareholders that follows the date such director attains age 75.

In addition, the Amended and Restated Bylaws provide that the required officers of the Company shall include a Chief Executive Officer, which previously was not a required office but one that the Board of Directors could create in its discretion. As provided in Article IV, Section 6 of the Amended and Restated Bylaws, the Chief Executive Officer shall be the chief executive officer of the Company and the President (provided there is one), in addition to having such other duties as may be delegated to him or her by the Board of Directors or the Chief Executive Officer, shall perform those of the Chief Executive Officer in the absence or disability of the Chief Executive Officer or at the direction of the Chief Executive Officer.

The Amended and Restated Bylaws also contain clarifications, updates and revisions to certain other provisions, including those relating to meetings of shareholders (Article II, Section 4), conduct of meetings of shareholders (Article II, Section 6) and amendment of, or successor to, director and officer indemnification provisions (Article VII, Sections 6 and 7).

This description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Bylaws of the Company, as amended and restated effective July 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President Chief Financial Officer and Chief Operating Officer

Date: July 21, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Bylaws of the Company, as amended and restated effective July 18, 2017.